UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2007

GLOBAL LOGISTICS ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32735 (Commission File Number)	43-2089172 (IRS Employer Identification No.)

330 Madison Avenue, 6th Floor, New York, New York (Address of Principal Executive Offices)	10017 (Zip Code)

(646) 495-5155
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GLOBAL LOGISTICS ACQUISITION CORPORATION (“GLAC”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING GLAC SECURITIES, REGARDING ITS ACQUISITION OF ALL THE OUTSTANDING EQUITY OF THE CLARK GROUP, INC. (“CLARK”), AS DESCRIBED IN GLAC’S CURRENT REPORT ON FORM 8-K DATED MAY 21, 2007, ITS AMENDMENT THERETO ON FORM 8-K/A DATED JULY 6, 2007 AND ITS CURRENT REPORT ON FORM 8-K DATED SEPTEMBER 14, 2007. THIS CURRENT REPORT AND SUCH OTHER REPORTS, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO AND THERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

BB&T CAPITAL MARKETS (“BBT”), REPRESENTATIVE OF THE UNDERWRITERS OF GLAC’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN FEBRUARY 2006, IS ASSISTING GLAC IN THESE EFFORTS, WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES. GLAC, CLARK AND BBT AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF GLAC STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION.

STOCKHOLDERS OF GLAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, GLAC’S PRELIMINARY PROXY STATEMENT, AMENDMENTS THERETO AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH GLAC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ GLAC’S FINAL PROSPECTUS, DATED FEBRUARY 15, 2006, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE GLAC OFFICERS AND DIRECTORS AND OF BBT AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GLOBAL LOGISTICS ACQUISITION CORPORATION, 330 MADISON AVENUE, 6TH FLOOR, NEW YORK, NEW YORK 10017. THE PRELIMINARY PROXY STATEMENT, AMENDMENTS THERETO AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, MAY ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 1.01	Entry into a Material Definitive Agreement.

On May 18, 2007, Global Logistics Acquisition Corporation (“GLAC”) entered into a Stock Purchase Agreement (“Purchase Agreement”) with The Clark Group, Inc. (“Clark”) and Clark’s stockholders providing for the purchase by GLAC of all of Clark’s outstanding capital stock.

On November 1, 2007, the Purchase Agreement was amended in the following respects by Amendment No. 1 thereto:

1. Section 8.1(b) of the Purchase Agreement was amended by changing the term “September 30, 2007” therein to “December 31, 2007.”

2. The third sentence of Section 5.25 of the Purchase Agreement was amended to read as follows:

“To secure the obligations of the Sellers to make the payments to the Company of the Discontinuance Expenses, at the Closing the Sellers shall deposit in escrow with Continental, to be held until one year after the Closing Date, the aggregate amount of $300,000 (the “Discontinued Operations Escrow Funds”), allocated among the Sellers as set forth in Schedule 5.25, all in accordance with the terms and conditions of the Escrow Agreement; provided that, within thirty (30) days after presentation to the Purchaser of evidence, reasonably satisfactory to the Purchaser, that the Discontinuance Expenses will be an amount (the “Revised Discontinuance Expenses Amount”) less than $300,000, the Purchaser shall instruct Continental to release to the Sellers from the Discontinued Operations Escrow Funds an amount equal to the difference between $300,000 and the Revised Discontinuance Expenses Amount.

3. Clause (iv) of Section 7.1 (a) of the Purchase Agreement was amended to read as follows:

“(iv) costs in excess of $120,000 incurred by the Company in payment of, or reasonably reserved by the Company for the payment of, workers’ compensation claims arising out of events occurring prior to December 31, 2006.”

In addition to the foregoing changes, Amendment No. 1 also provided for the consent by GLAC to a distribution by Clark to its stockholders of all cash held by Clark as of the closing date of the acquisition.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits:

Exhibit	Description
10.1

Amendment No. 1, dated November 1, 2007, to Stock Purchase Agreement dated as of May 18, 2007 among Global Logistics Acquisition Corporation, The Clark Group, Inc. and the stockholders of The Clark Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2007

GLOBAL LOGISTICS ACQUISITION CORPORATION
By:	/s/ Gregory E. Burns
Name:	Gregory E. Burns
Title:	President and Chief Executive Officer